                                                                   EXHIBIT 10.43
                                              *CONFIDENTIAL TREATMENT REQUESTED.
                         CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.

                        FIRST LEASE AMENDMENT AGREEMENT
                        -------------------------------
                          (MEET POINT ROOM AGREEMENT)

          This First Lease Amendment (this "Amendment") is made as of May 23,
                                            ---------
2001, between MARKET HALSEY URBAN RENEWAL, LLC, a New Jersey limited liability company having an office at 1 Penn Plaza - Suite 1514, New York, New York 10119 ("Landlord"), and EQUINIX, INC., a Delaware corporation, having a principal
  --------
office at 2850 Bayshore Parkway, Mountain View, CA 94043 ("Tenant").
                                                           ------

          WHEREAS, Landlord and Tenant have entered into a Lease Agreement dated as of May 3,1999 (the "Lease") for a portion of the eighth (8th) floor in the
                       -----
building known as [*], Newark, NJ, as more particularly shown and described in the Lease (the "Demised Premises").
                ----------------

          WHEREAS, Landlord and Tenant desire to amend the Lease as provided herein.

          In consideration of the mutual covenants herein expressed, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   ADDITIONAL PREMISES - MEET POINT ROOM SPACE

          Commencing on the date (the "Additional Premises Commencement Date")
                                       -------------------------------------
which is the earlier of (i) June 1, 2001 and (ii) the date that Tenant commences to conduct business in the Additional Premises, Landlord shall lease to Tenant and Tenant shall rent from Landlord space enclosed in a lockable wire mesh cage (cage "G"), (the "Cage") whose area is approximately [*]' x [*]' (the
                  ----
"Additional Premises") in Landlord's "Meet Point Room" which is located on the
--------------------
ninth (9th) floor of the building of which the demised premises are a part, as shown on Exhibit A attached hereto and made a part hereof and the Additional
         ---------
Premises shall be added to the Premises for the purposes of the Lease and this Amendment. Except as otherwise provided herein, from and after the date of this Agreement, all of the terms, covenants, conditions, and provisions of the Lease shall apply to the Additional Premises. The term of the Lease with respect to the Additional Premises shall be coterminus with the Lease Term for the Demised Premises; provided that during the sixty (60) days immediately following the fourth (4th) anniversary of the Additional Premises Commencement Date, Tenant shall have the right to terminate the Lease with respect to the Additional Premises only by providing Landlord with written notice within such sixty (60) day period (the "Termination Notice") of its election to terminate the Lease
                 ------------------
with respect to the Additional Premises. Following Tenant's delivery of the Termination Notice, the Lease with respect to the Additional Premises shall terminate as of the

________________

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

date set forth in the Termination Notice. Tenant's failure to deliver the Termination Notice within such sixty (60) day period shall be deemed Tenant's election not to terminate its Lease with respect to the Additional Premises.

2.   USE
          Tenant shall have to right to install, operate, replace, and remove, at Tenant's sole expense and risk, wires, communications and security equipment, cabinets and conduits within the Additional Premises, and a hand scanner at the Cage entrance, together with the right to install, maintain, operate, and replace, cables conduits, inner ducts and connecting hardware in order to interconnect with other entities within the Meet Point Room who have entered into agreements with Landlord for the use of the Meet Point Room and to interconnect the Demised Premises including without limitation any of Tenant's Specialty Equipment, and the Equipment located therein, by using such conduits and/or core drilling of the slab as are reasonably necessary to make such connection with the Additional Premises, provided that plans and specifications for such are approved in advance by Landlord, which approval shall not be unreasonably withheld conditioned or delayed. Landlord and Tenant agree that
Section 56 of the Lease shall apply to the Additional Premises.

3.   RIGHT TO RELOCATE ADDITIONAL PREMISES

          Landlord reserves the right to require Tenant, at Landlord's expense, to relocate within the Building the Cage and connecting conduits, cables, and equipment associated therewith, provided that any substitute cage shall contain at least as much area as the Cage from which Tenant is being relocated, shall be suitable, in Tenant's reasonable judgment, for Tenant's installations, and no interruption or unreasonable interference in Tenant's operations in the Additional Premises or Demised Premises occurs.

4.   RENT FOR ADDITIONAL PREMISES

          Commencing on the Additional Premises Commencement Date, Tenant shall pay monthly rent for the Additional Premises, in addition to and together with the monthly base rent for the Demised Premises, in accordance with the following schedule:

                                                                    Monthly Rent for
               From                               To              Additional Premises
               ----                               --              ---------------------
  Additional Premises Commencement Date      June 30, 2002                $[*]
            July 1, 2002                     June 30, 2003                $[*]
            July 1, 2003                     June 30, 2004                $[*]
            July 1, 2004                     June 30, 2005                $[*]
            July 1, 2005                     June 30, 2006                $[*]
            July 1, 2006                     June 30, 2007                $[*]
            July 1, 2007                     June 30, 2008                $[*]

__________________

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

            July 1, 2008                     June 30, 2009                $[*]
            July 1, 2009                     June 30, 2010                $[*]
            July 1, 2010                     June 30, 2011                $[*]
            July 1, 2011                     June 30, 2012                $[*]
            July 1, 2012                     June 30, 2013                $[*]
            July 1, 2013                     June 30, 2014                $[*]
            July 1, 2014                   September 30, 2014             $[*]

Landlord represents to Tenant that there shall be no additional charges or fees payable in connection with Tenant's use and operation of the Additional Premises other than as set forth herein.

5.   OPERATING EXPENSES FOR ADDITIONAL PREMISES

          Tenant shall pay as additional rent, [*]% ("Tenant's Pro-Rata Share")
                                                      -----------------------
of the total annual Operating Expenses for the Meet Point Room, which shall consist of the reasonable annual costs of operating, maintaining, repairing, cleaning, supervising, and securing the Meet Point Room, including, without limitation, costs incurred by Landlord for electricity (which is not separately metered to each of the Cage users), gas, security systems, and personnel, cleaning, and managerial fees and salaries (e.g. engineers, architects) which are not incurred in the Operating Expenses of the Building ("Meet Point Room
                                                             ---------------
Operating Expenses").  Tenant Pro-Rata Share of Operating Expenses shall be
------------------
payable in monthly installments, together with the base rent. The Meet Me Room Operating Expenses shall not be included in "Operating Expenses" as that term is defined in Article 2 of the Lease. Landlord and Tenant agree that Operating Expenses for the Meet Point Room shall not include any monthly base rent payable or deemed to be payable by Landlord with respect to the space occupied by the Meet Point Room.

6.   PAYMENT FOR CONSTRUCTION OF MEET POINT ROOM

          Upon execution of this Agreement, Tenant shall pay Landlord a one time non-refundable reimbursement of $[*] for Landlord's cost in planning, constructing, renovating, altering, and improving the Meet Point Room, including, but not limited to, costs and expenses incurred by Landlord for demolition (including removing existing ceiling), constructing demising walls (including vapor seal and insulation), flooring, HVAC, electrical work, cages, overhead racks, racks in ceilings and shafts, lighting, painting, security, architects' and engineers' fees, construction and supervisory fees, and pre-action sprinkler. Landlord represents that it will collect the same contribution from each other user of the Meet Point Room. Landlord agrees to operate, maintain and repair the Meet Point Room and related facilities in a first class manner consistent with telecommunications standards of similar facilities .

7.   ADDITIONAL 4" CONDUITS FROM PREMISES TO MEET POINT ROOM

____________________

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          In addition to the conduits permitted to be installed by Tenant under
Section 7 (B) (iv) (1) of the Lease, Tenant shall be entitled to install four
(4) four-inch (4") conduits (with each 4" conduit) from the Demises Premises to the Additional Premises (the "Additional Tenant Conduits"), subject, however, to
                              --------------------------
all of the terms and provisions of the Lease.

8.   ELECTRIC DEMAND METER

          In the event Tenant elects to utilize electricity in the Meet Point Room to run its equipment located in the Additional Premises, Tenant shall install, at Landlord's cost and expense, an electrical "demand" meter which measures Tenant's electric usage for equipment within the Cage; Tenant shall pay, within thirty (30) days of receipt of invoice therefor, the actual charges (i.e. without mark-up by Landlord) for electric service to the Additional Premises based on said demand meter reading.

9.   LANDLORD ENTRY

          Neither Landlord nor its representatives shall enter the Additional Premises without giving Tenant 24 hours prior notice.

10.  LEASE TERMS

          Except as amended above, the terms and conditions of the Lease, including, without limitation, the expiration date of the Lease with respect to the Demised Premises, shall remain unmodified and in full force and effect.

11.  INCORPORATION

          Except as otherwise provided herein, the terms and conditions of the Lease shall be incorporated herein with respect to Tenant's lease of the Additional Premises.

12.  CONFLICT

          In the event of any conflict between this Amendment and the Lease, the terms of this Amendment shall control.

                        [Signatures on Following Page]

          IN WITNESS WHEREOF, Landlord and Tenant have signed this Amendment as of the day and year first above written.



                                        MARKET HALSEY URBAN RENEWAL, LLC,
                                        Landlord


                                        By: /s/ Samuel Jemal
                                           -------------------------------------
                                           Samuel Jemal, Member


                                        EQUINIX, INC., a Delaware corporation,
                                        Tenant


                                        By: /s/ Philip J. Koen
                                           -------------------------------------
                                           Name:  Philip J. Koen
                                           Tenant:

                  [Graphic Description of Meet-Me Room Layout]


                            [*] MEET-ME ROOM LAYOUT
                               --------------------















_________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.